Exhibit 77C
          Cash Equivalent Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-2899
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -------------
                       FOR              1,130,515,645
                       WITHHELD            13,033,541

                   Lewis A. Burnham

                       Vote             Number
                       ----             -------------
                       FOR              1,132,400,332
                       WITHHELD            11,148,853

                   Donald L. Dunaway

                       Vote             Number
                       ----             -------------
                       FOR              1,133,156,189
                       WITHHELD            10,392,996

                   Robert B. Hoffman

                       Vote             Number
                       ----             -------------
                       FOR              1,132,065,556
                       WITHHELD            11,483,629


























          Exhibit 77C
          Cash Equivalent Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-2899
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -------------
                       FOR              1,132,730,502
                       WITHHELD            10,818,684

                   Shirley D. Peterson

                       Vote             Number
                       ----             -------------
                       FOR              1,132,374,568
                       WITHHELD            11,174,617

                   Daniel Pierce

                       Vote             Number
                       ----             -------------
                       FOR              1,132,738,488
                       WITHHELD            10,810,697

                   William P. Sommers

                       Vote             Number
                       ----             -------------
                       FOR              1,133,263,791
                       WITHHELD            10,285,395

                  Edmond D. Villani

                       Vote             Number
                       ----             -------------
                       FOR              1,132,797,297
                       WITHHELD            10,751,888


























          Exhibit 77C
          Cash Equivalent Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-2899
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -------------
                       FOR              1,128,683,209
                       AGAINST              5,068,969
                       ABSTAIN              9,797,008


          Item 3:  New Investment Management Agreement

                   Government Securities Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                579,526,650
                       AGAINST              5,707,549
                       ABSTAIN              6,736,338

                   Money Market Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                580,103,616
                       AGAINST             14,819,962
                       ABSTAIN              8,960,587

                   Tax-Exempt Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                191,504,508
                       AGAINST              4,543,391
                       ABSTAIN              3,953,698


























          Exhibit 77C
          Cash Equivalent Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-2899
          Page 4

          Item 4:  New 12b-1 Distribution Plan

                   Government Securities Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                572,103,136
                       AGAINST             10,633,491
                       ABSTAIN              9,233,911

                   Money Market Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                571,115,365
                       AGAINST             21,951,650
                       ABSTAIN             10,817,150

                   Tax-Exempt Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                185,587,184
                       AGAINST              9,185,651
                       ABSTAIN              5,228,763

          Item 5.  Approve changes in investment policies

                   Government Securities Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                139,060,384
                       AGAINST              6,237,086
                       ABSTAIN             10,803,402

                   Money Market Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                251,648,705
                       AGAINST             18,920,145
                       ABSTAIN             11,234,897

















          Exhibit 77C
          Cash Equivalent Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-2899
          Page 5

                   Tax-Exempt Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                232,399,243
                       AGAINST              8,252,828
                       ABSTAIN              7,549,705

          Item 6. Approve an amendment to the Agreement and Declaration of Trust

                   Government Securities Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                139,509,023
                       AGAINST              6,130,082
                       ABSTAIN             10,461,767

                   Money Market Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                254,300,017
                       AGAINST             16,753,982
                       ABSTAIN             10,749,748

                   Tax-Exempt Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                225,481,880
                       AGAINST             14,559,001
                       ABSTAIN              8,160,895



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